Exhibit 10.1
EXECUTION VERSION
PRODUCT DEVELOPMENT AGREEMENT
BETWEEN
COREPHARMA LLC
AND
KING PHARMACEUTICALS, INC.
and
KING PHARMACEUTICALS RESEARCH AND DEVELOPMENT, INC.
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

     THIS PRODUCT DEVELOPMENT AGREEMENT (“Agreement”) is made on June 18, 2008 (the “Effective Date”) by and between COREPHARMA LLC, a limited liability company, incorporated under the laws of New Jersey (“Core”), and KING PHARMACEUTICALS, INC., a corporation incorporated under the laws of Tennessee (“KPI”), and KING PHARMACEUTICALS RESEARCH AND DEVELOPMENT, INC., a Delaware corporation and wholly owned subsidiary of KPI (“King R&D”, and together with KPI, “King”).
RECITALS:
     WHEREAS, King and Core are in the business of researching, developing, formulating and manufacturing pharmaceutical products; and
     WHEREAS, Core has certain expertise in formulating, manufacturing, and developing new formulations of metaxalone that present bioavailability profile that is higher than the Reference Product (as defined herein);
     WHEREAS, King possesses rights in certain intellectual property pertaining to product formulations of the active pharmaceutical ingredient metaxalone;
     WHEREAS, King desires to research, develop, and seek marketing approval for [***] improved formulations of metaxalone (as further described herein) [***];
     WHEREAS, King seeks Core’s services in formulating, manufacturing, and development of [***] improved formulations of metaxalone (as further described herein) for human use and Core seeks to provide such services to King; and
     WHEREAS, KPI and Core shall, simultaneously with the execution of this Agreement, execute an Amended and Restated Skelaxin Manufacturing and Supply Agreement (the “Amended and Restated Skelaxin Manufacturing and Supply Agreement”) to modify provisions of the Skelaxin Manufacturing and Supply Agreement dated as of May 11, 2006, between KPI and Core, as amended, to provide for the transactions contemplated herein and amend pricing relating to the Improved Product (as defined therein).
     NOW, THEREFORE, THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND, HEREBY AGREE AS FOLLOWS:
ARTICLE 1 DEFINITIONS
     In this Agreement unless the context otherwise requires, the following terms shall have the following meanings:
     1.1 “Affiliate(s)” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. A Person will be regarded as in control of another Person if such Person owns, or directly or indirectly controls, more than 50% of the voting securities (or comparable equity interests) or other ownership interests of the other Person, or if such Person
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

directly or indirectly possesses the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting securities, by contract, or any other means whatsoever, provided, however, that, for purposes of this Agreement, the term “Affiliate” will not include subsidiaries in which a party or its Affiliates owns a majority of the ordinary voting power to elect a majority of the board of directors, but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect.
     1.2 “Agreement” shall have the meaning set forth in the preamble hereto.
     1.3 “Amended and Restated Skelaxin Manufacturing and Supply Agreement” shall have the meaning set forth in the preamble hereto.
     1.4 “API” shall mean the active pharmaceutical ingredient metaxalone polymorph 1.
     1.5 “Background IP” shall mean, with respect to a Party, the Intellectual Property of such Party that is (a) reasonably useful or necessary for the performance of the Development Services or the development, manufacture, importation, use, marketing, distribution, and sale of Target Formulations in and for the Territory, and (b) Controlled by such Party on the Effective Date, or that comes within such Party’s Control during the Term (other than a Party’s rights in any Inventions); provided, however, that any Intellectual Property created in the process of the execution of the matters set forth on Schedule A prior to the Effective Date shall be deemed to be King Background IP.
     1.6 “Completion of Development Activities for Target [***]” shall have the meaning assigned to such term in Section 3.1(a).
     1.7 “Confidentiality Agreement” shall be that Confidentiality Agreement between Core and KPI, dated August 18, 2005 attached hereto as Schedule B.
     1.8 “Control” or “Controlled” shall mean, with respect to any Intellectual Property, the possession (whether by ownership or license), or the ability of a Party to assign, transfer, grant access to, or grant a license or sublicense of, such item or right as provided for herein.
     1.9 “Core Indemnitees” shall have the meaning ascribed to such term in Section 6.1(a).
     1.10 “Covering” means, with respect to a product or with respect to technology, that, in the absence of a license granted under a Valid Claim, the making, use, offering for sale, or importation of such product or the practice of such technology would infringe such Valid Claim.
     1.11 “Development Expense Cap” shall have the meaning ascribed to such term in Section 3.1(b).
     1.12 “Development Expenses” shall have the meaning ascribed to such term in Section 3.1(b).
     1.13 “Development Fees” shall have the meaning ascribed to such term in Section 3.1(a).
     1.14 “Development Plan” shall mean the workplan, projected timetable and budget described in Schedule A attached hereto (as amended by King and Core from time to time pursuant to Section 2.2) for the performance of (i) the Development Services, (ii) the
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

development of Target [***], (iii) the achievement of Successful Proof of Concept for Target [***], and (iv) the development of Target [***] following achievement of Successful Proof of Concept for Target [***].
     1.15 “Development Services” shall mean the services related to the research, development, and regulatory approval of Target [***] and Target [***] (after Successful Proof of Concept for Target [***] has been demonstrated to King) as described and to be performed by Core under this Agreement, including all research, preclinical, pharmaceutical, regulatory and other activities undertaken by Core pursuant to Section 2.3, including without limitation all [***] and any other regulatory filings required for the successful commercialization of Target [***] in accordance with Section 2.3 and with the assistance of King, assisting King in its compilation, filing and obtaining approval of the NDA and any other regulatory filings required for the successful commercialization of Target [***] in accordance with Section 2.3, such other activities as are more fully described in and in accordance with the Development Plan, and all technology transfer activities and assistance provided by Core pursuant to Section 2.6. The Development Services shall also include services by Core to achieve Successful Proof of Concept for Target [***].
     1.16 “Discount” means, with respect to Target [***], the following as they relate to the sales of Target [***], and with respect to Target [***], the following as they relate to the sales of Target [***]:
     (a) all documented and verifiable applicable sales credits accrued in accordance with GAAP and customary discounts (such as cash discounts, volume discounts, chargebacks, promotional, shelf stock and other allowances, government mandated rebates (whether in existence now or enacted at any time hereafter) and other rebates, credits, and returns), and
     (b) sales, use or excise taxes.
     1.17 “FDA” shall mean the United States Food and Drug Administration and any successor entity.
     1.18 “First Commercial Sale” (i) with respect to branded Target [***] shall mean the first arm’s-length sale by King, its Affiliates, or any King licensee to a Third Party of Target [***] for end-use of consumption, including any sale to a wholesaler or distributor, of such product in a country after the applicable Regulatory Authority has granted regulatory approval for such product; and (ii) with respect to branded Target [***] shall mean the first arm’s-length sale by King, its Affiliates, or any King licensee to a Third Party of Target [***] for end-use of consumption, including any sale to a wholesaler or distributor, of such product in a country after the applicable Regulatory Authority has granted regulatory approval for such product. For purposes of this definition, any sale to an Affiliate or King licensee will not constitute a First Commercial Sale.
     1.19 “Good Clinical Practices” shall mean the then-current standard for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of trials that involve the participation of human subjects to support or are intended to support applications for research or marketing permits for products regulated by the FDA. Good Clinical Practices are established through FDA regulations (including 21 CFR Parts 11, 50, 54, 312, and 314), FDA guidance, FDA current review and inspection standards, and current industry standards.
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

     1.20 “Good Laboratory Practices” shall mean the then-current standards for conducting nonclinical laboratory studies that support or are intended to support applications for research or marketing permits for products regulated by the FDA. Good Laboratory Practices are established through FDA regulations (including 21 CFR Part 58), FDA guidance, FDA current review and inspection standards, and current industry standards.
     1.21 “Good Manufacturing Practices” shall mean the then-current Good Manufacturing Practices as defined in the U.S. Code of Federal Regulations that are applicable to each Target Formulation as amended from time to time. Good Manufacturing Practices are established through FDA regulations (including 21 CFR Parts 210 and 211), FDA guidance, FDA current review and inspection standards, and current industry standards.
     1.22 “Intellectual Property” shall mean (a) all compounds, formulations, materials, methods, techniques, trade secrets, copyrights, know-how, data, documentation, regulatory submissions, specifications, and other intellectual property of any kind (whether or not protectable under patent, trademark, copyright, or similar laws) and (b) for clarity, all patents and patent applications claiming the foregoing, as applicable, and all divisions, continuations and continuations-in-part of such patent applications, all patents issuing thereon and all reissues, reexaminations and extensions of any of the foregoing patents.
     1.23 “Inventions” shall mean all Intellectual Property and discoveries, inventions, developments, modifications, innovations, updates, enhancements, improvements, writings, or rights (whether or not protectable under patent, trademark, copyright, or similar laws) that are conceived, discovered, invented, developed, created, made, or reduced to practice solely by a Party, or jointly by the Parties, in the course of performing their obligations under the Development Plan.
     1.24 “King Indemnitees” shall have the meaning ascribed to such term in Section 6.1(b).
     1.25 “King Inventions” shall have the meaning ascribed to such term in Section 4.2.
     1.26 “Launch Quantity” shall have the meaning ascribed to such term in Section 2.5(c).
     1.27 “Loss of Market Exclusivity” means, with respect to Target [***], the date of the first FDA approved sale of a product under an ANDA referencing the NDA for Target [***], and with respect to Target [***], the date of the first FDA approved sale of a product under an ANDA referencing the NDA for Target [***].
     1.28 “Losses” shall have the meaning ascribed to such term in Section 6.1(a).
     1.29 “NDA” shall mean a New Drug Application or similar application or submission filed with a Regulatory Authority in a country or group of countries to obtain marketing approval for a Target Formulation in that country or in that group of countries.
     1.30 “Net Sales” (i) in the case of Target [***], means [***]; and (ii) in the case of Target [***], means [***].
     1.31 “Party” shall mean Core or King; and “Parties” shall mean Core and King.
     1.32 “Person” shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust,
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

joint stock company, trust, unincorporated association, joint venture, or other similar entity or organization including a government or political subdivision, department, or agency of a government.
     1.33 “Project Team” shall have the meaning ascribed to such term in Section 2.2(c).
     1.34 “Project Technology” shall mean all data generated and everything discovered, developed, made, perfected, improved, designed, engineered, devised, produced, conceived, or first reduced to practice by Core or any of its employees or consultants, subcontractors, or development and/or collaborative partners in the course of providing the Development Services, whether tangible or intangible, including without limitation each and every Invention, work of authorship, trade secret, formula, process, routine, subroutine, technique, concept, method, idea, and algorithm, and all software and related documentation in any source of development (including but not limited to source code, object code, flow charts, diagrams and other materials of any type whatsoever) and all rights of any kind in or to any of the foregoing (including without limitation patents, trade secrets, know-how and copyrights) regardless of whether any or all of the foregoing constitutes copyrightable or patentable subject matter.
     1.35 “Proof of Concept” shall mean the formulation experiments and other activities set forth in the Development Plan for the achievement of Successful Proof of Concept for Target [***].
     1.36 “Reference Product” shall mean that drug product containing a dosage of [***] of metaxalone as described in NDA #13-217.
     1.37 “Regulatory Authority” shall mean any governmental regulatory authority which regulates any aspect of the manufacture, development, market approval, sale, distribution or use of any Target Formulation, including without limitation, FDA.
     1.38 “Skelaxin Manufacturing Agreement” shall mean the Amended and Restated Manufacturing and Supply Agreement between KPI and Core, dated the date hereof, as such agreement may be amended, modified or supplemented from time to time.
     1.39 “Successful Proof of Concept” shall have the meaning assigned to such term in Section 3.1(a).
     1.40 “Target A Royalty Rate” means [***].
     1.41 “Target Formulations” shall mean either Target [***] and/or Target [***].
     1.42 “Target [***]” shall mean [***].
     1.43 “Target [***] Patent Right” means any patents and patent applications Covering Target [***] conceived or reduced to practice by Core, issued patents resulting from such applications, and all divisions, continuations, substitutions, reissues, extensions, registrations, patent term extensions and renewals of the foregoing.
     1.44 “Target [***] Royalty Period” shall have the meaning assigned to such term in Section 3.1(d)(i).
     1.45 “Target [***]” shall mean [***].
     1.46 “Target [***] Patent Right” means any patents and patent applications Covering Target [***] conceived or reduced to practice by Core, issued patents resulting from such
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

applications, and all divisions, continuations, substitutions, reissues, extensions, registrations, patent term extensions and renewals of the foregoing.
     1.47 “Target [***] Royalty Period” shall have the meaning assigned to such term in Section 3.1(d)(ii).
     1.48 “Term” shall have the meaning ascribed to such term in Section 5.1.
     1.49 “Termination Notice Period” shall have the meaning ascribed to such term in Section 2.2(b).
     1.50 “Territory” shall mean all countries of the world.
     1.51 “Third Party” shall mean any person or entity other than Core or King or their respective Affiliates.
     1.52 “Valid Claim” means, as to Target [***], a claim in a Target [***] Patent Right, and as to Target [***], a claim in a Target [***] Patent Right, with respect to which none of the following ((i), (ii) or (iii)) apply: (i) has been held permanently revoked, unenforceable or invalid in the country in the Territory by a final unappealable decision of a court or government agency of competent jurisdiction over such claim, (ii) has been admitted to be invalid or unenforceable through agreement, disclaimers, consent decrees or otherwise, or (iii) in the case of a patent application, has been pending for more than five (5) years after the filing of its first priority application.
ARTICLE 2 DEVELOPMENT OF PRODUCTS
     2.1 General. King hereby retains Core and Core hereby agrees (i) to collaborate with King in, and to perform, the Development Services for Target [***], (ii) to collaborate with King in, and to perform the Development Services to achieve Successful Proof of Concept for Target [***], (iii) upon achievement of Successful Proof of Concept for Target [***], to collaborate with King to establish a target product profile that will become Target [***] and a Development Plan to achieve such target product profile, and (iv) to collaborate with King in, and to perform the Development Services established in connection with the Development Plan described in Section 2.1(iii) above. Core and King will perform their respective research and development responsibilities hereunder with respect to the Target Formulations in accordance with the Development Plan and will perform all their respective obligations and exercise their respective rights under this Agreement in compliance with all applicable laws and regulations. King will have final decision-making authority with respect to the establishment and execution of a target product profile for Target [***]and the Development Plan to achieve such target product profile for Target [***].
     2.2 Target Formulations and Development Plan.
          (a) Core and King have agreed upon the Development Plan attached hereto as Schedule A. From time to time King and Core may, in writing, agree to modify and revise the Development Plan pursuant to and subject to the terms of Section 2.1 (including, for the avoidance of doubt, the last sentence of Section 2.1), to add the Development Plan to achieve Target [***] following Successful Proof of Concept for Target [***].
          (b) King may, at any time during the Term upon no less than fifteen (15) days’ prior written notice to Core (the period beginning on the date upon which such notice is
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

given to the actual date of termination shall be referred to as the “Termination Notice Period”), elect to terminate the development of any Target Formulation by Core and King under the Development Plan for any or no reason. In the event that at the time King delivers a termination notice pursuant to this Section 2.2(b), Core has completed at least fifty percent (50%) of the work relating to the achievement of a milestone relating to the terminated Target Formulation within the Termination Notice Period, King shall pay Core the corresponding pro-rated share of the Development Fee(s) set forth under Section 3.1(a) for those milestone events partially achieved and those achieved in accordance with Section 3.1(a) within the Termination Notice Period. For the avoidance of doubt, such payment by King of the Development Fees shall be subject to receipt by King of a detailed invoice from Core and all supporting documentation reasonably requested by King to determine such partial achievement or achievement of the milestone(s). On the effective date of such termination of a Target Formulation, the Parties shall no longer be obligated to perform any activities under the Development Plan with respect to such Target Formulation. King shall promptly reimburse Core for Development Expenses incurred up to the effective date of such termination but shall not be obligated to reimburse Core for Development Expenses incurred after the effective date of such termination (other than Development Expenses in respect of non-cancelable or non-refundable commitments made prior to the notice date of such termination). For clarity, the Development Plan and King’s obligations to reimburse Core for Development Expenses with respect to the remaining Target Formulation, other than the terminated Target Formulation, shall be unaffected and Core and King shall continue their activities under the Development Plan in relation to such other Target Formulation.
          (c) Project Team.
               (i) Core and King will establish a project team (“Project Team”) to oversee the Development Services and Core’s and King’s activities relating to the development of Target Formulation(s), to monitor the progress of the development of Target Formulation(s) at all stages of development and according to the benchmarks and milestones set forth in the Development Plan, to modify the Development Plan from time to time as provided in Section 2.2(a), and to facilitate ongoing communication between Core and King. The Project Team shall consist of (i) a Core representative and (ii) a King representative from its Scientific Operations Department and (iii) a King representative from its Technical Operations Department. Core and King may appoint additional development, regulatory and business personnel to the Project Team as they deem necessary to accomplish the development of Target Formulation(s). In planning, administering, and monitoring the Development Services hereunder, the Project Team will allocate tasks and expertise in order to avoid duplication and to enhance synergies as well as to comply with the requirements of this Agreement.
               (ii) Subject to Section 2.1, the Project Team shall operate by consensus, with the representatives of each of Core and King having collectively one (1) vote on behalf of such Party. The Project Team will meet monthly to review the status of the Development Plan and assess Core’s progress against the associated budget. For each meeting of the Project Team, the presence of at least one (1) representative of each of Core and King shall constitute a quorum. Action on any Project Team matter may be taken at a meeting, by teleconference or by videoconference and in each case documented in written minutes or by
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

other written agreement. Except as otherwise expressly provided for herein, each of Core and King shall bear their own expenses for maintaining their representatives on the Project Team.
               (iii) The Project Team shall attempt to resolve any and all disputes regarding the Development Plan by consensus. If the Project Team is unable to reach a consensus with respect to such a dispute, then such dispute shall be submitted to escalating levels of the senior management of Core and King for review. If such dispute cannot be resolved despite escalation, then the Chief Executive Officer of Core and the Chief Science Officer of King shall attempt to resolve such dispute. In the event that these Officers cannot reach an agreement regarding a dispute, then King shall have the right to decide the matter; provided, however that King may not amend or modify the Development Plan to require Core to engage in or perform any Development Services that are not expressly provided for in the Development Plan or otherwise agreed to by Core in writing, or require Core to incur Development Expenses in excess of the Development Expense Cap.
     2.3 Core Responsibilities. Core shall use commercially reasonable efforts, consistent with the Development Plan and within the Development Expense Cap, to implement the Development Plan with respect to:
          (a) Target [***]:
               (i) complete [***];
               (ii) manufacture, release, and complete stability analysis of clinical and registration batches of Target [***];
               (iii) conduct the necessary [***];
               (iv) produce final clinical, pharmaceutical development and stability reports;
               (v) develop, in conjunction with corresponding documentation in NDA submission-ready format reasonably acceptable to King, a drug product, which at a minimum meets the definition of Target [***]; and
               (vi) compile, file, prosecute and obtain approval of the NDA for Target [***], provided, however, that upon King’s written request Core shall immediately transfer all right title and interest in and to the NDA, as well as all documents, studies, work papers, work product (in any form or format), third party contracts, or other assets related to the NDA (either prior to filing with the FDA, or post filing with the FDA), and execute all documents necessary or requested by FDA to transfer ownership of the NDA and related matters to King, and to have King designated as the primary contact for all future communications with FDA related to the NDA for Target [***].
          (b) Target [***]:
               (i) undertake an experimental program for Target [***] that constitutes Proof of Concept;
               (ii) upon achievement of Successful Proof of Concept for Target [***] and in accordance with and subject to Section 2.1, collaborate with King to establish a target product profile that will become Target [***] and a Development Plan to achieve such target
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

product profile, for Core’s provision of Development Services in connection with the Development Plan for Target [***]; and
               (iii) upon King’s approval of the Development Plan for Target [***], provide Development Services to King for Target [***] in accordance with the Development Plan and within the applicable budget to develop, in conjunction with corresponding documentation in NDA submission-ready format reasonably acceptable to King, a drug product, which at a minimum meets the definition of Target [***]. Such Development Services shall include, but not be limited to, production of clinical and registration batches of Target [***], and such reasonable assistance as King may require to successfully file and prosecute the NDA for Target [***].
          (c) Records, cGLP, cGCP, and cGMP: Core shall maintain records regarding the Development Services in reasonably sufficient detail and in accordance with Good Laboratory Practices, Good Clinical Practices, and Good Manufacturing Practices to properly reflect and document, in a manner appropriate for purposes of supporting the filing of potential patent applications and the filing and obtaining of an NDA, all work done and results achieved in the performance of the Development Services hereunder. Core will make such records available to King during normal business hours upon reasonable notice.
          (d) Validation Protocols. Core shall be responsible for the preparation and execution of process validation protocols. Validation protocols shall be reviewed and approved by King prior to execution, such approval not to be unreasonably withheld. Core shall prepare the completed validation reports which shall be reviewed and approved by King, such approval not to be unreasonably withheld.
     2.4 King Responsibilities.
          (a) Assistance with Implementation and Completion. King shall use commercially reasonable efforts to provide reasonable assistance to Core in connection with (a) implementing the Development Plan for Target [***], (b) completing Target [***] and, (c) when the Development Plan for Target [***] has been established in accordance with Section 2.1, implementing such Development Plan and completing Target [***].
          (b) NDA Filing. Without prejudice to King’s right to terminate the Development Plan as to Target Formulations pursuant to Section 2.2(b), King agrees that it will use commercially reasonable efforts to assist in the filing of an NDA for Target [***] and that it will use commercially reasonable efforts to assure that an NDA for Target [***] is filed as soon as possible after Core has provided to King, in form mutually acceptable to King and Core, which acceptance shall not be unreasonably withheld or delayed, the chemistry, manufacturing and controls sections for filing and such additional information as is reasonably necessary for King to file an NDA for Target [***].
          (c) Reversion of Rights.
               (i) Notwithstanding anything to the contrary contained in this Agreement, in the event that an NDA for Target [***] has not been filed with the FDA within thirty (30) months of Completion of Development Activities for Target [***] (which failure to file was not caused by Core’s breach of its obligations hereunder or otherwise due to matters outside King’s control), then all rights relating to Target [***] granted to King pursuant to this
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

Agreement (including any Intellectual Property relating to Target [***] created in the process of the execution of the matters set forth on Schedule A prior to the Effective Date) shall revert automatically to Core. King shall promptly assign all rights to Target [***] and execute all assignments or other documentation as shall be necessary or appropriate to effectuate said reversion.
               (ii) Notwithstanding anything to the contrary contained in this Agreement, in the event King has not launched commercialization of Target [***] within twenty-four (24) months of FDA’s approval of an NDA for Target [***] (which failure to launch was not caused by Core’s breach of its obligations hereunder or under the Amended and Restated Skelaxin Manufacturing and Supply Agreement or otherwise due to matters outside King’s control), then all rights relating to Target [***] granted to King pursuant to this Agreement shall revert automatically to Core. King shall promptly assign all rights to Target [***] and execute all assignments or other documentation as shall be necessary or appropriate to effectuate said reversion.
               (iii) Notwithstanding anything to the contrary contained in this Agreement, in the event King has not submitted for filing an NDA for Target [***] to the FDA within thirty (30) months of completion of development activities for Target [***] as set forth in the Development Plan established (if established) in accordance with Section 2.1 for the achievement of the target profile for Target [***] following Successful Proof of Concept for Target [***] (which failure to submit for filing was not caused by Core’s breach of its obligations hereunder or otherwise due to matters outside King’s control), then all rights relating to Target [***] granted to King pursuant to this Agreement shall revert automatically to Core. King shall promptly assign all rights to Target [***] and execute all assignments or other documentation as shall be necessary or appropriate to effectuate said reversion.
               (iv) Notwithstanding anything to the contrary contained in this Agreement, in the event King has not launched commercialization of Target [***] within twenty-four (24) months of FDA’s approval of an NDA for Target [***] (which failure to launch was not caused by Core’s breach of its obligations hereunder or under the Amended and Restated Skelaxin Manufacturing and Supply Agreement or otherwise due to matters outside King’s control), then all rights relating to Target [***] granted to King pursuant to this Agreement shall revert automatically to Core. King shall promptly assign all rights to Target [***] and execute all assignments or other documentation as shall be necessary or appropriate to effectuate said reversion.
               (v) For the avoidance of doubt, in the event of reversion under this Section 2.4 (c) King’s minimum purchase requirements set forth under Schedule 2.1 of the Amended and Restated Skelaxin Manufacturing and Supply Agreement shall be maintained.
          (d) Patent Filings. King shall be responsible for obtaining, prosecuting and maintaining all patent applications and patents in accordance with Section 4.4.
     2.5 API and Target Formulation Supply.
          (a) King shall use commercially reasonable efforts to supply Core, [***], with such quantities of API as and when Core reasonably requires in order to provide the Development Services herein and to manufacture and supply the Launch Quantity pursuant to Section 2.5(c) below.
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

          (b) Core shall notify King of the approximate quantity of API necessary to begin performance of the Agreement. After the Effective Date, Core shall use the API supplied by King and no other API unless King has given its consent in writing for Core to use API not supplied by King. It shall not be a breach of this Agreement if Core does not perform, or suspends or delays the performance of, its obligations under this Agreement because King fails to supply Core with the requisite quantities of API in a timely manner.
          (c) Upon written notice to Core from King, provided as soon as possible but in no event later than, ninety (90) days prior to the requested delivery date thereof, subject to King supplying the requisite quantities of API as and when Core reasonably requires, Core shall use commercially reasonable efforts to manufacture and supply King with an amount of Target Formulation in tablets or capsules that King shall determine necessary for King’s launch of the Target Formulation (the “Launch Quantity”), which shall be manufactured in accordance with the Skelaxin Manufacturing Agreement.
     2.6 Technology Transfer and Assistance. Core shall, upon the written request of King, transfer to King all information, data, know-how, processes, and any other information comprising Background IP reasonably required by King to be able to manufacture the relevant Target Formulation.
     2.7 Subcontracting. Core may subcontract any of its obligations under this Agreement to its Affiliates or to a Third Party for such Third Party to undertake analytical testing, provide formulation development, scientific and regulatory consultation services and perform bioequivalence and bioavailability studies, in each case as required in its provision of the Development Services hereunder, without the prior written consent of King; provided, however, that in such a case Core shall not be released from any of its obligations hereunder and shall be responsible for the performance of its subcontractors.
ARTICLE 3 FINANCIAL PROVISIONS
     3.1 Development Fees, Development Expenses and Development Expense Cap, and Royalties.
          (a) Development Fees. In consideration for the performance of the Development Services, King will pay Core the following non-refundable, non-creditable fees (“Development Fees”) no later than thirty (30) calendar days after the date on which the corresponding milestone event has been achieved and evidenced to King (after receipt by King of a detailed invoice from Core and all supporting documentation reasonably requested by King to verify such milestone achievement), unless another date is expressly provided. Such Development Fees will be payable only once in respect of a milestone event and in no case will King be required to pay aggregate Development Fees to Core in excess of those expressly provided for in this Section 3.1:

	Development Fees for		Development Fees for
Milestone Event	Target [***]		Target [***]
1. [***]	$	[***]
2. [***]			$	[***]
3. [***]	$	[***]
4. [***]			$	[***]
5. [***]			$	[***]
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

	Development Fees for		Development Fees for
Milestone Event	Target [***]		Target [***]
6. [***]	$	[***]
7. [***]			$	[***]
8. [***]	$	[***]
9. [***]			$	[***]
10. Net Sales for Target [***] meet $[***]	$	[***]
11. Net Sales for Target [***] meet $[***]			$	[***]
12. Net Sales for Target [***] meet $[***]			$	[***]
[***]
     King shall pay to Core the milestones (numbered 9, 10 and 11) based on Net Sales, no later than the thirtieth (30th) day following the first day of the calendar quarter immediately following the date upon which such milestone is satisfied.
          (b) Development Expenses and Development Expense Cap. King shall reimburse Core at cost against reasonable supporting documentation for all out-of-pocket expenses (excluding any internal costs at Core) incurred by Core and its Affiliates in the performance of the Development Services, which will include costs relating to any bioequivalence studies, bioavailability studies, raw materials and Third Party consultants (collectively, “Development Expenses”). King shall not be obligated to reimburse Core or its Affiliates for more than $[***] of Development Expenses in the aggregate for the Term of this Agreement for Target [***], and, subject only to adjustments as a result of Section 3.1(c), $[***] of Development Expenses in the aggregate for the Term of this Agreement for Target [***] (collectively, the “Development Expense Cap”).
          (c) Adjustment of Development Expense Cap for Target [***]. Provided that a Development Plan for Target [***] has been established pursuant to Section 2.1 achievement of Successful Proof of Concept, all budgeted amounts King agrees to reimburse to Core for the Development Services for Target [***] under such Development Plan will be considered Development Expenses hereunder and will increase the Development Expense Cap by such budgeted amounts.
          (d) Royalties.
               (i) King shall pay to Core a royalty equal to the Target [***] Royalty Rate on Net Sales of branded Target [***] in any country in the Territory beginning with the date of First Commercial Sale of Target [***] in such country in the Territory until the earlier of (I) [***] and (II) [***] (the “Target [***] Royalty Period”). King shall pay royalty payments relating to Target [***] to Core within [***] after the end of each calendar quarter during the Target [***] Royalty Period (with the last royalty payment being due [***] after the end of the calendar quarter in which the Target [***] Royalty Period ends). Each royalty payment shall be accompanied by a statement of the amount of gross sales relating to Target [***] during the applicable time period (together with appropriate documentation in support thereof), the
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

calculation of Net Sales during the applicable payment time period and the amount of royalties due on such Net Sales.
               (ii) King shall pay to Core a royalty equal to [***] percent ([***]%) on Net Sales of branded Target [***] in any country in the Territory beginning with the date of First Commercial Sale of Target [***] in such country in the Territory until the earlier of (I) [***] and (II) [***] (the “Target [***] Royalty Period”). King shall pay royalty payments relating to Target [***] to Core within [***] after the end of each calendar quarter during the Target [***] Royalty Period (with the last royalty payment being due [***] after the end of the calendar quarter in which the Target [***] Royalty Period ends). Each royalty payment shall be accompanied by a statement of the amount of gross sales relating to Target [***] during the applicable time period (together with appropriate documentation in support thereof), the calculation of Net Sales during the applicable payment time period and the amount of royalties due on such Net Sales.
     3.2 Taxes. Any federal, state, county or municipal sales or use tax, excise or similar charge, or other tax assessment (other than that assessed against income of Core), assessed or charged on the provision of Development Services or the supply of API or Target Formulation pursuant to this Agreement, shall be paid by King.
     3.3 Audits. Core shall keep true and accurate books of accounts and other records containing all information and data which may be necessary to ascertain and verify the expense reimbursement amounts payable under this Agreement and its compliance with other terms of this Agreement. During the Term of this Agreement and for a period of [***] following its termination or expiration of this Agreement, King shall have the right (not to exceed once during each calendar year) to have an independent certified public accountant inspect such books and records of Core. Any such independent certified accountant must be reasonably acceptable to Core, and shall execute a standard form of confidentiality agreement with Core and shall be permitted to share with King solely its finding with respect to the accuracy of the expenses reported as reimbursable under this Agreement and with respect to Core’s compliance with this Agreement.
ARTICLE 4 INTELLECTUAL PROPERTY
     4.1 Licenses.
          (a) Subject to the terms and conditions of this Agreement, Core hereby grants to King and its Affiliates a non-exclusive license under and to its respective rights and interests in Core’s Background IP solely for use by King and its Affiliates in (i) the performance of King’s obligations under this Agreement and (ii) the development, the manufacture, obtaining regulatory approvals, the importation, the use, the marketing, the distribution and the sale of the Target Formulations in and for the Territory. Each such license shall be a transferable (subject to Section 9.2), royalty-free license, with the right to sublicense subject to Core’s prior written consent, not to be unreasonably withheld or delayed, and subject in all respects to the terms and conditions of this Agreement.
          (b) Subject to the terms and conditions of this Agreement, King hereby grants to Core a non-exclusive, non-royalty-bearing, transferable (subject to Section 9.2) license to use King’s Background IP and King Inventions for the sole purpose of performing the Development Services and Core’s responsibilities under this Agreement and to manufacture the Target
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

Formulations. Such license shall not be sublicensable by Core, except to permitted subcontractors of Core to the extent necessary in order to perform the Development Services and Core’s responsibilities under this Agreement, or in the case of the license to manufacture, subject to the consent of King, not to be unreasonably withheld.
          (c) For the avoidance of doubt, nothing in this Section 4.1 restricts Core from using Core’s Background IP in the development, the manufacture, obtaining regulatory approvals, the importation, the use, the marketing, the distribution and the sale of any product, so long as that product does not otherwise infringe King’s rights and interests under King’s Background IP or under King Inventions (as defined in Section 4.2).
     4.2 Inventions. King R&D shall own the entire right, title and interest in and to all Inventions first made or discovered solely by employees or consultants of Core or acquired solely by Core in the course of performing its obligations under this Agreement, including Target [***] and Target [***] and all right, title and interest in and to all Inventions first made or discovered solely by employees or consultants of King, acquired solely by King in the course of performing its obligations under this Agreement, or acquired jointly by Core and King in the course of performing their obligations under this Agreement (collectively, “King Inventions”). Core shall have a non-exclusive, royalty-free license with the right to sublicense (subject to King’s prior written consent, not to be unreasonably withheld or delayed), to King Inventions acquired jointly by King and Core in the course of performing their obligations under this Agreement, for use in the development, manufacture, obtaining regulatory approvals, importation, use, marketing, distribution and sale of any product not containing metaxalone.
     4.3 Project Technology. It is acknowledged and agreed that all right, title and interest in and to the Project Technology and all proprietary rights therein, including copyrights and patents, and all data generated in connection therewith, shall belong to King. Core shall ensure that all employees and subcontractors of Core undertaking work in connection with this Agreement (i) assign to King all right, title and interest in and to any Project Technology (and all proprietary rights therein) in which such employees and subcontractors of Core otherwise would have any right, title or interest and (ii) cooperate in patent filings (by providing affidavits, etc.). Core shall have a non-exclusive, royalty-free license with the right to sublicense (subject to King’s prior written consent, not to be unreasonably withheld or delayed), to Project Technology developed by Core in the course of performing its obligations under this Agreement, for use in development, manufacture, obtaining regulatory approvals, importation, use, marketing, distribution and sale of any product not containing metaxalone.
     4.4 Patents. King shall be responsible for obtaining, prosecuting and maintaining, at its expense, all patent applications and patents covering King Inventions.
     4.5 Infringement.
          (a) Each Party shall promptly report in writing to the other Party during the Term any suspected infringement, unauthorized use or misappropriation of any King Inventions or Core Background IP licensed to King and its Affiliates pursuant to Section 4.1(a), of which it becomes aware, and shall provide the other Party with all available evidence supporting such suspected infringement or unauthorized use or misappropriation.
          (b) King shall have the right to initiate an appropriate suit anywhere in the Territory against any Third Party who at any time is suspected of infringing or using without
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

proper authorization all or any portion of the King Inventions by virtue of the making, using, offering for sale, selling or importing of a product which is the subject of such suspected infringement, into any country in the Territory.
          (c) King shall have the sole and exclusive right to select counsel for any suit referred to in Section 4.5(b) of this Agreement and shall pay all expenses of the suit, including without limitation attorneys’ fees and court costs. If necessary, Core shall join as a party to the suit but shall be under no obligation to participate except to the extent that such participation is required as the result of being a named party to the suit. Core shall offer reasonable assistance to King in connection therewith at no charge to King except for reimbursement of reasonable out-of-pocket expenses incurred in rendering such assistance. At King’s expense, King shall provide counsel for Core and pay for all fees and expenses, unless Core elects to be represented in any such suit by its own counsel, which shall be at Core’s expense. King shall not settle any such suit involving rights of Core without obtaining the prior written consent of Core, which consent shall not be unreasonably withheld.
ARTICLE 5 TERM AND TERMINATION
     5.1 Term. This Agreement shall become effective on the Effective Date and shall remain in effect until the First Commercial Sale of Target [***] and Target [***], unless a Target Formulation has been terminated hereunder, in which case upon the First Commercial Sale of the Target Formulation surviving under this Agreement, if any (the “Term”). The initial Term may be extended by agreement of the Parties.
     5.2 Certain Termination Rights
          (a) Breach. Each Party shall be entitled to terminate this Agreement by written notice to the other Party in the event that the other Party shall be in default of any of its material obligations hereunder and, if such default is curable, shall fail to remedy any such default within sixty (60) days after written notice thereof by the non-breaching Party.
          (b) Section 2.2(b). King has the right to terminate this Agreement in accordance with Section 2.2(b) with respect to one or both Target Formulations.
          (c) Section 2.4(c). In the event that a Target Formulation reverts to Core in accordance with Section 2.4, this Agreement shall immediately terminate as to such reverted Target Formulation on the date of such reversion of such Target Formulation.
     5.3 Consequences of Termination; Survival of Obligations.
          (a) Expiration or termination of this Agreement shall not relieve either Party of any obligation of such Party accruing prior to such expiration or termination, and any expiration or termination of this Agreement shall be without prejudice to the rights of a Party against the others accrued or accruing under this Agreement prior to expiration or termination, including without limitation the obligation of King to reimburse Development Expenses incurred by Core through the effective date of such expiration or termination and any Development Expenses that are non-cancelable commitments. Subject to Section 5.3(b) below, the provisions of Articles 1, 3 (further subject to Section 2.2(b) as to milestones and Development Expenses), 6, 7 and 9 and Sections 2.4(c), 2.6, 4.1(a), 4.2 (further subject to Section 2.4(c)), 4.3 (further subject to Section 2.4(c)), 4.4, 4.5, this Section 5.3, Section 5.4, and Section 8.4 shall survive any expiration or termination of this Agreement. Except as set forth in this Section 5.3 or otherwise
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

expressly set forth in this Agreement, upon termination or expiration of this Agreement all other rights and obligations hereunder cease.
          (b) In the event this Agreement is terminated (i) by Core pursuant to a breach by King under Section 5.2(a) or (ii) as to one or both Target Formulations pursuant to Section 5.2(c), then [***]. If King terminates this Agreement pursuant to a breach by Core under Section 5.2, then Section 3.1 shall not survive termination. Furthermore, without prejudice to the first sentence of this Section 5.3(b), if the rights to Target [***] or Target [***] revert to Core pursuant to Section 2.4(c), any of King’s obligations under Section 3.1 with respect to such reverted Target Formulation shall become immediately null and void without further action by King.
     5.4 Treatment Upon Bankruptcy.
          (a) Assumption and Assignment of Agreement.
               (i) Notwithstanding any other provision of this Agreement, each Party hereby consents to the assumption of this Agreement by the other Party (the “Debtor Party”) in any case commenced by or against the Debtor Party under Title 11 of the United States Code, as amended (the “Bankruptcy Code”) to the extent that such consent is required under Section 365(c)(1) of the Bankruptcy Code, but only if the Debtor Party is otherwise entitled to assume this Agreement under the applicable requirements of the Bankruptcy Code. The sole purpose of the foregoing consent is to overcome any restriction potentially imposed by Section 365(c)(1) of the Bankruptcy Code on the Debtor Party’s assumption of this Agreement in a bankruptcy case concerning the Debtor Party. It is not intended to limit any other rights of the Party that is not the Debtor Party (the “Non-Debtor Party”) under this Agreement or any provision of the Bankruptcy Code, including Section 365(c)(1). The foregoing consent applies only to the assumption of this Agreement by the Debtor Party and does not apply to the Debtor Party’s assignment of this Agreement or any rights hereunder to a Third Party.
               (ii) Notwithstanding any other provision of this Agreement, the Non-Debtor Party hereby consents to the assignment of this Agreement by the Debtor Party to a Third Party solely in connection with a sale of all or substantially all of the Debtor Party’s business or assets relating to this Agreement to such Third Party, pursuant to an orderly sale process under Section 363 of the Bankruptcy Code or a confirmed plan under Section 1129 of the Bankruptcy Code, that contemplates the continued operation of the purchased business or assets; provided that such Third Party promptly agrees in writing to be bound by the terms and conditions of this Agreement and the Debtor Party is otherwise entitled to assign this Agreement under the applicable requirements of the Bankruptcy Code. The sole purpose of the foregoing consent is to overcome any restriction potentially imposed by Section 365(c)(1) of the Bankruptcy Code on the Debtor Party’s assignment of this Agreement under the specific circumstances described in this Section 5.4(a)(ii). It is not intended to limit any other rights of the Non-Debtor Party under this Agreement or any provision of the Bankruptcy Code, including Section 365(c)(1), or to apply to the assignment of this Agreement in any other context.
               (iii) Notwithstanding any other provision of this Agreement, but subject to subsection (ii) above, the Debtor Party may only assign this Agreement to a Third Party in any case commenced by or against it under the Bankruptcy Code with the prior written consent of the Non-Debtor Party.
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

          (b) Intellectual Property Rights. This Agreement and all rights related to and licenses of intellectual property granted under this Agreement by one Party to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. In addition to any other rights, elections and remedies under this Agreement, any related agreements, the Bankruptcy Code, or any other applicable law, upon a written request under Section 365(n) of the Bankruptcy Code, the Non-Debtor Party shall be entitled to complete access to any intellectual property of the Debtor Party pertaining to the rights granted in the licenses under this Agreement, all embodiments of such intellectual property and all documents, material, data, records, analyses, and information related to such intellectual property (including all clinical data, INDs, NDAs, regulatory approvals, regulatory filings, and all other documentation reasonably useful in respect of licensed Target Formulations).
          (c) Rejection in Bankruptcy. Any rejection of this Agreement by the Debtor Party pursuant to Section 365 of the Bankruptcy Code shall constitute a material breach of this Agreement not subject to notice or cure and, at the election of the Non-Debtor Party, shall cause an immediate and automatic termination of this Agreement. Upon any such rejection, all rights, elections and remedies of the Non-Debtor Party to this Agreement (including under Section 365 of the Bankruptcy Code) are expressly reserved. Further, upon any such rejection, the Parties intend and agree that the Non-Debtor Party may elect to retain its rights under this Agreement pursuant to Section 365(n) of the Bankruptcy Code and that such election shall, among other things, entitle the Non-Debtor Party to invoke and exercise all of its rights to any intellectual property under this Agreement and any other related agreements.
ARTICLE 6 INDEMNIFICATION AND INSURANCE
     6.1 Indemnification.
          (a) King agrees to defend Core, its Affiliates and their respective agents, directors, officers and employees, at King’s sole expense, and will indemnify and hold harmless Core, their agents, directors, officers and employees (“Core Indemnitees”), from and against any and all losses, costs, damages, fees or expenses (“Losses”) arising out of or in connection with (i) King’s or any of its Affiliates’ or its or their sublicensees’ or subcontractors’ development, manufacture, regulatory approval, importation, use, marketing, distribution or sale of any of the Target Formulation(s) or supply to Core of API, including, but not limited to, any actual or alleged injury, damage, death or other consequence occurring to any Third Party as a result, directly or indirectly, of the possession, use or consumption of any Target Formulation, whether claimed by reason of breach of warranty, negligence, product defect or otherwise, and regardless of the form in which any such claim is made or (ii) any breach of the representations, warranties or covenants made by King hereunder; except, in each case, to the extent such Losses result from the breach of this Agreement by the Core Indemnitees or the negligence or willful misconduct of the Core Indemnitees. In the event of any such claim against a Core Indemnitee, Core shall promptly notify King in writing of the claim and King shall manage and control, at its sole expense, the defense of the claim and its settlement. Core shall cooperate with King and may, at its option and expense, be represented in any such action or proceeding. King shall not settle any such suit involving rights of Core without obtaining the prior written consent of Core, which consent shall not be unreasonably withheld; except that, with respect to any Loss relating solely to the payment of money damages in connection with a claim and that will not result in the Core
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Core Indemnitee in any manner, and as to which King shall have acknowledged in writing the obligation to indemnify the Core Indemnitee, King shall have the sole right to enter into any settlement, or otherwise dispose of such Loss, on such terms as King, in its sole discretion, shall deem appropriate.
          (b) Core agrees to defend King, its Affiliates and their respective agents, directors, officers and employees, at Core’s sole expense, and will indemnify and hold harmless King, its agents, directors, officers and employees (“King Indemnitees”), from and against any and all Losses arising out of or in connection with (i) Core’s or any of its Affiliates’ or subcontractors’ negligence in the performance of the Development Services, (ii) any breach of the representations, warranties or covenants made by Core hereunder, or (iii) any claim that the manufacture, use or sale of Target Formulation in the Territory constitutes an infringement of a Third Party’s intellectual property; except, in each case, to the extent such Losses result from the breach of this Agreement by the King Indemnitees or the negligence or willful misconduct of King Indemnitees. In the event of any such claim against a King Indemnitee, King shall promptly notify Core in writing of the claim and Core shall manage and control, at its sole expense, the defense of the claim and its settlement. King shall cooperate with Core and may, at its option and expense, be represented in any such action or proceeding. Core shall not settle any such suit involving rights of King without obtaining the prior written consent of King, which consent shall not be unreasonably withheld; except that, with respect to any Loss relating solely to the payment of money damages in connection with a claim and that will not result in the King Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the King Indemnitee in any manner, and as to which Core shall have acknowledged in writing the obligation to indemnify the King Indemnitee, Core shall have the sole right to enter into any settlement, or otherwise dispose of such Loss, on such terms as Core, in its sole discretion, shall deem appropriate.
          (c) EXCEPT WITH RESPECT TO THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF A PARTY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR SPECIAL, EXEMPLARY, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING BUSINESS INTERRUPTION OR LOST PROFITS; PROVIDED, HOWEVER, THIS EXCLUSION IS NOT INTENDED TO, NOR SHALL IT EXCLUDE, DAMAGES RESULTING FROM A BREACH BY A PARTY OF ITS DUTY OF CONFIDENTIALITY OR DAMAGES OWED TO THIRD PARTIES AS A RESULT OF A CLAIM PURSUANT TO THE INDEMNIFICATION OBLIGATIONS.
     6.2 Insurance. Each Party shall maintain insurance with a reputable, solvent insurer in an amount appropriate for its business and products of the type that are the subject of this Agreement, and for its obligations under this Agreement. Upon request, each Party shall provide the other Party with evidence of the existence and maintenance of such insurance coverage. This Section 6.2 shall survive the expiration or termination of this Agreement for a period of three (3) years.
ARTICLE 7 CONFIDENTIALITY
     7.1 Confidential Information. The Parties agree that the terms of the Confidentiality Agreement are incorporated herein by reference, that the terms of this Agreement shall be deemed “Proprietary Information” thereunder and shall govern the confidentiality obligations of
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

the Parties. The Confidentiality Agreement shall continue in full force and effect for the term of this Agreement and survive any expiration or termination of this Agreement for the period set forth in Section 9 of the Confidentiality Agreement.
ARTICLE 8 REPRESENTATIONS AND WARRANTIES
     8.1 Representations and Warranties of the Parties. Each of Core and King hereby represents and warrants to each other that:
          (a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof;
          (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action;
          (c) this Agreement is legally binding upon it and enforceable in accordance with its terms;
          (d) (i) it is not debarred under Section 2 of the Generic Drug Enforcement Act of 1992, 21, U.S.C. §335a (the “ Act”), excluded from a federal or state health care program under Sections 1128 or 1156 of the Social Security Act, 42 U.S.C. §§ 1320a-7, 1320c-5, excluded from contracting with the federal government or otherwise excluded, suspended or debarred from any federal or state program, (ii) it does not, to the best of its knowledge, and will not knowingly use in any capacity the services of any person debarred or excluded under the Act, and (iii) that neither it, nor, to the best of its knowledge, any of its Affiliates, employees, agents or contractors has engaged in any activity to lead it to becoming debarred under the Act; and
          (e) as of the Effective Date (i) it has full power and authority to grant the licenses set forth in this Agreement; (ii) it owns or Controls all right, title and interest in and to the Background IP licensed by it hereunder, free and clear of any encumbrances, liens, charges, adverse claims, pledges, assignments, licenses, and covenants by it not to sue any Third Party; (iii) all patent applications within the Background IP licensed by it hereunder have been duly prepared, filed, prosecuted and maintained in accordance with all applicable laws, rules and regulations; and (iv) no government funding has been obtained or used in connection with the research and development of any Background IP licensed by it hereunder, including without limitation pursuant to any grants from the National Institutes of Health;
          (f) (i) it has facilities, personnel, experience and expertise reasonably sufficient in quality and quantity to perform its obligations under this Agreement, (ii) shall perform all of its obligations under this Agreement with reasonable due care, in conformity with current generally accepted standards and procedures for the type of obligation specified and in compliance with all applicable law and regulation, and (iii) has established quality assurance, quality controls and review procedures as reasonable and appropriate for the performance of its obligations under this Agreement;
          (g) it is, as of the Effective Date, and shall during the Term continue to be, in material compliance with all federal, state and local laws, regulations, rules, customs and ordinances now in force or which may hereafter be in force, applicable to the performance of its obligations under and as contemplated by this Agreement;
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

          (h) all necessary consents, approvals and authorizations of all Regulatory Authorities, other governmental authorities, and other Persons required to be obtained by such Party in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained; and
          (i) the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (A) do not and will not conflict with or violate any requirement of Applicable Law or any provision of the constituent document of such Party and (B) do not and will not conflict, violate or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.
     8.2 Representations and Warranties of Core. Core represents and warrants to King that, as of the Effective Date:
          (a) it has not assigned, transferred, conveyed or otherwise encumbered its right, title and interest in its Background IP and during the Term, it will not assign, transfer, convey or otherwise encumber its Background IP in a manner which conflicts with any rights granted to King under this Agreement; and
          (b) has or will transfer to King all data, know-how, and any other information Controlled by Core during the Term in relation to the Target Formulations as King will reasonably require to manufacture, market, import, distribute, and sell the Target Formulations in the Territory.
     8.3 Representations and Warranties of King. King represents and warrants to Core that at the time of delivery to Core, the API supplied by King pursuant to Section 2.5(a), (i) will have been manufactured in accordance with Good Manufacturing Practices applicable to the manufacture and supply of such products in the United States and the specifications contained in the applicable NDA, and (ii) will not be adulterated or misbranded under the United States Food, Drug and Cosmetic Act, 21 U.S.C. §§321 et seq.
     8.4 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NONE OF THE PARTIES MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR VALIDITY OF PATENT CLAIMS, WHETHER ISSUED OR PENDING. NO PARTY GUARANTEES THAT ANY PRODUCT CAN BE SUCCESSFULLY DEVELOPED, APPROVED BY THE APPLICABLE REGULATORY AUTHORITY FOR COMMERCIALIZATION OR COMMERCIALIZED AS CONTEMPLATED BY THIS AGREEMENT.
ARTICLE 9 MISCELLANEOUS PROVISIONS
     9.1 Force Majeure. No Party shall be liable to the other Party for delay or failure in the performance of the obligations on its part contained in this Agreement (other than any payment obligations) if and to the extent that such failure or delay is due to circumstances beyond its control which it could not have avoided by the exercise of reasonable diligence including but not limited to: acts of God, war or insurrection; civil commotion; destruction of essential facilities or materials by earthquake, fire, flood or storm; labor disturbance; epidemic;
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

or other similar event; provided, however, that the Party so affected shall notify the other Parties promptly should such circumstances arise, giving an indication of the likely extent and duration thereof, and shall use commercially reasonable efforts to avoid, remove or alleviate such causes of non-performance and shall resume performance of its obligations hereunder with the utmost dispatch whenever such causes are removed.
     9.2 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of King and Core and their respective successors, heirs, executors, administrators, and permitted assigns. Except as set forth in Section 5.4 hereof, neither this Agreement nor any of the rights and obligations hereunder may be assigned by either Party without the prior written consent of the other Party, not to be unreasonably withheld or delayed; except that either Party may assign this Agreement without the other Party’s consent to an Affiliate or to a person or entity who acquires all or substantially all of the business of the assigning Party to which this Agreement relates, by merger, sale of assets, or otherwise, or to one or more financial institutions providing financing to such Party, pursuant to the terms of the relevant security agreement; provided that such assignee or transferee shall also promptly agree in writing to be bound by the terms and conditions of this Agreement.
     9.3 Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York, without regard to any rule or choice of law principle of New York that would dictate the application of the law of another jurisdiction.
     9.4 Waiver. The waiver by either Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.
     9.5 Notices. All notices which are required or permitted hereunder shall be in writing and sufficient (a) if delivered personally (effective on the date delivered), or (b) if sent by facsimile transmission AND (i) by United States registered or certified mail, return receipt requested (effective on the date received as evidenced by return receipt), or (ii) sent by United States Express Mail or overnight courier (effective on the next business day), in each case to the Parties at the following addresses with postage or delivery charges prepaid:
If to King, at:
King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, TN 376120
Attention: General Counsel
Telephone: (423) 989-8000
Facsimile: (423) 990-2566
With a copy to:
King Pharmaceuticals, Inc.
400 Crossing Boulevard, 8th Floor
Bridgewater, New Jersey 08807
Attention: General Counsel
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

Telephone: (908) 429-6000
Facsimile: (908) 927-8430
If to Core, at:
CorePharma LLC
215 Wood Avenue
Middlesex, New Jersey 08846
Attention: Gregory Young
Telephone: (732) 868-1090
Facsimile: (732) 868-1091
With copies to:
CorePharma LLC
272 East Deerpath Road, Suite 208
Lake Forest, Illinois 60045
Attention: Gregory Young
Telephone: (847) 739-3200
Facsimile: (847) 482-9215
Bell, Boyd & Lloyd LLP
70 West Madison Street, Suite 3100
Chicago, Illinois 60602
Attention: Steven E. Ducommun
Telephone: (312) 372-1121
Facsimile: (312) 827-8000
     or to such other address(es) and facsimile numbers as may from time to time be notified by either Party to the other in writing hereunder.
     9.6 No Agency. Nothing herein shall be deemed to constitute a Party as the agent or representative of the other Party or any of the Parties as joint venturers or partners for any purpose. Neither Party shall be responsible for the acts or omissions of the other Party, and neither Party will have authority to speak for, represent or obligate the other Party in any way without prior written authority from such Party.
     9.7 Entire Agreement. This Agreement contains the full understanding of the Parties with respect to the provision of Development Services by Core to King and supersedes all prior understandings and writings relating to the subject matter of this Agreement.
     9.8 Waiver/Amendment. No waiver, alteration or modification of any of the provisions of this Agreement shall be binding unless made in writing and signed by the Parties by their respective officers thereunto duly authorized.
     9.9 Severability. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law or any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular provisions held to be unenforceable.
Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

     9.10 Counterparts/Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party in original, electronically in Adobe® PDF file format, or by facsimile transmission.
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Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

     IN WITNESS WHEREOF the Parties hereto have caused this Product Development Agreement to be executed as a sealed instrument in their names by their properly and duly authorized officers or representatives as of the date first above written.

COREPHARMA LLC
By:
Name and Title:

KING PHARMACEUTICALS, INC.
By:
Name and Title:

KING PHARMACEUTICALS RESEARCH AND DEVELOPMENT, INC.
By:
Name and Title:

Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

SCHEDULE A
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Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].

SCHEDULE B
Confidentiality Agreement
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Note: Certain material has been redacted from this document and filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2. The locations of these redactions are indicated throughout the document by the following marking: [***].